Exhibit 28












                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR

                            EMPLOYEES REPRESENTED BY

                                 IBEW LOCAL 777

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
                               for the years ended

                           December 31, 1999 and 1998